Third Quarter 2010 Results
November 8, 2010
Investor Relations | Norelle Lundy, Vice President | Laura Hrehor, Senior Director | 713-507-6466 | ir@dynegy.com

Cautionary Statement Regarding Forward-Looking Statements
This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward looking statements.” Discussion of risks and uncertainties that could cause actual results to differ materially from current projections, forecasts, estimates and expectations of Dynegy Inc. (“Dynegy”) is contained in Dynegy’s filings with the Securities and Exchange Commission (the “SEC”). Specifically, Dynegy makes reference to, and incorporates herein by reference, the section entitled “Risk Factors” in its 2009

Form 10-K and first, second and third quarter 2010 Form 10-Qs, and the section entitled “Cautionary Statement Regarding Forward-Looking Statements” in its most recent definitive proxy statement filed with the SEC on October 4, 2010. In addition to the risks and uncertainties set forth in Dynegy’s SEC filings, the forward-looking statements described in this presentation could be affected by, among other things, (i) the timing and anticipated benefits to be achieved through Dynegy’s 2010-2013 company-wide cost savings program; (ii) beliefs and assumptions relating to liquidity, available borrowing capacity and capital resources generally; (iii) expectations regarding environmental matters, including costs of compliance, availability and adequacy of emission credits, and the impact of ongoing proceedings and potential regulations or changes to current regulations, including those relating to climate change, air emissions, cooling water intake structures, coal combustion byproducts, and other laws and regulations to which Dynegy is, or could become, subject; (iv) beliefs about commodity pricing and generation volumes; (v)

anticipated liquidity in the regional power and fuel markets in which Dynegy transacts, including the extent to which such liquidity could be affected by poor economic and financial market conditions or new regulations and any resulting impacts on financial institutions and other current and potential counterparties; (vi) sufficiency of, access to and costs associated with coal,

fuel oil and natural gas inventories and transportation thereof; (vii) beliefs and assumptions about market competition, generation capacity and regional supply and demand characteristics of the wholesale power generation market, including the potential for a market recovery over the longer term; (viii) the effectiveness of Dynegy’s strategies to capture opportunities presented by changes in commodity prices and to manage its exposure to energy price volatility; (ix) beliefs and assumptions about weather and general economic conditions; (x) beliefs regarding the

U.S. economy, its trajectory and its impacts, as well as Dynegy’s stock price; (xi) projected operating or financial results, including anticipated cash flows from operations, revenues and profitability; (xii) beliefs and expectations regarding the Plum Point Project; (xiii) expectations regarding Dynegy’s revolver capacity, credit facility compliance, collateral demands, capital expenditures, interest expense and other payments; (xiv) Dynegy’s focus on safety and its ability to efficiently operate its assets so as to maximize its revenue generating opportunities and operating margins; (xv) beliefs about the outcome of legal, regulatory, administrative and legislative matters; (xvi) expectations and estimates regarding capital and maintenance expenditures, including the Midwest Consent Decree and its associated costs; and (xvii) uncertainties associated with the proposed transaction between Dynegy and an affiliate of Blackstone

(the “Merger”), including uncertainties relating to the anticipated timing of filings and approvals relating to the Merger and the sale by an affiliate of Blackstone of certain assets to NRG

Energy, Inc. (the “NRG Sale”), the outcome of legal proceedings that have been or may be instituted against Dynegy and/or others relating to the merger agreement and/or the NRG Sale, the expected timing of completion of the Merger, the satisfaction of the conditions to the consummation of the Merger with an affiliate of Blackstone and the NRG Sale and the ability to complete the Merger. Any or all of Dynegy’s forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks,

uncertainties and other factors, many of which are beyond Dynegy’s control.
Non-GAAP Financial Measures: This presentation contains non-GAAP financial measures including EBITDA, Adjusted EBITDA, Adjusted Cash Flow from Operations, Adjusted Free Cash Flow, Net

Debt and Adjusted Gross Margin. Reconciliations of these measures to the most directly comparable GAAP measures to the extent available without unreasonable effort are contained herein. To the extent required, statements disclosing the utility and purposes of these measures are set forth in Item 2.02 to our Current Report on Form 8-K filed with the SEC on November

8, 2010, which is available on our website free of charge, www.dynegy.com.
WHERE YOU CAN FIND MORE INFORMATION
In connection with the Merger, Dynegy filed a definitive proxy statement with the SEC on October 4, 2010 and commenced mailing the definitive proxy statement and form of proxy to the stockholders of Dynegy. BEFORE MAKING ANY VOTING DECISION, DYNEGY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER CAREFULLY AND IN ITS

ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Dynegy’s stockholders are able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. Dynegy’s stockholders are also able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents by directing a request by mail or telephone to Dynegy Inc., Attn: Corporate Secretary, 1000 Louisiana Street, Suite 5800, Houston,

Texas 77002, telephone: (713) 507-6400, or from the Dynegy’s website, http://www.dynegy.com.

PARTICIPANTS IN THE SOLICITATION
Dynegy and its directors and officers may be deemed to be participants in the solicitation of proxies from Dynegy’s stockholders with respect to the Merger. Information about Dynegy’s directors and executive officers and their ownership of Dynegy’s common stock is set forth in the proxy statement for Dynegy’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on

April 2, 2010. Stockholders may obtain additional information regarding the interests of Dynegy and its directors and executive officers in the Merger, which may be different than those of

Dynegy’s stockholders generally, by reading the definitive proxy statement and other relevant documents regarding the Merger.
Forward-looking Statements

Financial Review

Capital & Liquidity (as of 9/30/10)
• Net debt and other obligations(1) of $4.0 billion
 – Net cash-on-hand and short-term investments of
 $673 million
 – Restricted cash of $850 million(2)
• Collateral of $557 million posted(4)
• Liquidity of ~$2.1 billion(5)
Financial Results

Quarterly Adjusted EBITDA ($MM)
 3Q Net Loss attributable to Dynegy
 Inc.
• Net Loss of $24 million for 3Q10 reflects after-
 tax impairment charges of $81 million and after-
 tax net mark-to-market gains of $79 million
• This compares to a Net Loss for 3Q09 of $212
 million which reflects after-tax impairment
 charges of $235 million and after-tax net mark-
 to-market losses of $78 million
(1) Net debt and other obligations is a non-GAAP measure, please see the reconciliation on the Capital
Structure page in the Appendix; and for definition and uses, please see the Debt Definitions page in the
Appendix; (2) Restricted cash consists of $850 million related to Term Letter of Credit Facility; (3) For
2010 year-to-date, includes a receipt of approximately $350 million in cash from our futures clearing manager. This is due to lower commodity prices, reduction of margin requirements and the posting of short-term investments and a letter of credit in substitute of cash; (4) For additional information see the
Collateral page in the Appendix; (5) Does not include the $150MM contingent liquidity facility, which becomes available based on increases in spark spreads and power prices for 2012 positions
Year-to-Date Results ($MM)	2009	2010
Adjusted EBITDA	$698	$436
Interest payments	(231)	(195)
Working capital/Non-cash adjustments/Other(3)	(131)	442
Adjusted cash flow from operations	$336	$683
Maintenance capital expenditures	(108)	(106)
Environmental capital expenditures	(241)	(164)
Adjusted free cash flow	$(13)	$413

Net Loss attributable to Dynegy Inc.	$(892)	$(70)

Net cash provided by operating activities	$304	$670
Net cash used in investing activities	$(341)	$(614)
Net cash provided by/(used in) financing activities	$47	($36)

DYNEGY

6.7
7.4
3Q09
3Q10

4
1.1
3Q09
3Q10

2.6
3
3Q09
3Q10

Summary of 3Q 2010 Year-Over-Year
Regional Performance Drivers
(1) Energy contributions include both physical and financial transactions. Physical transactions can be defined as generation sales, while financial transactions refer to hedging activities that include financial swaps and options activity
(2) 3Q09 volumes include assets sold in 4Q09
Midwest
• Adjusted EBITDA decreased 54%
 – Energy contributions(1) from financial transactions declined due to lower value received on hedging activity; partially offset by less premium expense due to fewer options purchased
 – Energy contributions from physical transactions increased due to improved prices and spark spreads, offset by receipt in 3Q09 of $50 million for a contract sale and assignment
 – Less capacity revenue due to lower pricing in MISO and from assets sold in 4Q09
• Production volumes increased 11%
 – Increase in volumes due to increased prices and spark spreads
• Midwest coal fleet achieved in-market-availability of 91%
3Q Volumes 2009 vs 2010 (MM Mwh) (2)
West
• Adjusted EBITDA decreased 50%
 – Energy contributions from financial transactions declined as a result of less premium revenue due to fewer options sold
 – Less tolling revenue due to assets sold in 4Q09
 – Less revenue from South Bay due to timing for RMR payments in 2010 versus tolling payments in 2009
• Production volumes decreased 72%
 – Two CCGT facilities sold in 4Q09
 – Compressed spark spreads

Northeast
• Adjusted EBITDA decreased 44%
 – Energy contributions from financial transactions declined due to lower value received on hedging activity and less premium revenue due to fewer options sold
 – Energy contributions from physical transactions increased due to increased prices and spark spreads due to warmer weather
 – Less energy and capacity revenues due to asset sold in 4Q09
• Production volumes increased 14%
 – Increase in volumes due to increased prices and spark spreads
• Danskammer achieved in-market-availability of 96%

$400
$350
$300
$250
$200
$150
$100
$50
$0
$253
$116
3Q09
3Q10
YTD 09
YTD 10

Average Actual On-Peak Power Prices
($/MWh)	3Q09	3Q10
CIN Hub	$31	$48
PJM West	$40	$65
NI Hub	$31	$49
Average On-Peak Spark Spread ($/MWh)
PJM West/TetM3	$16	$33
NI Hub/ChiCG	$9	$19
Operating Income ($MM)
	3Q09	3Q10
Midwest Segment	$5	$135
Midwest - Regional Results 3Q10
Develop.
Maint.
Enviro.
$241
$394
$ Million
Adjusted EBITDA
CapEx
• Adjusted EBITDA decreased by 54% period-over-period:
 – Energy contributions from financial transactions were reduced due to lower value received on hedging activity; partially offset by ~$20MM due to less premium expense as a result of buying fewer options in
 3Q10
 – Energy contributions from physical transactions increased due to improved power prices and spark spreads, offset by receipt in 3Q09 of $50 million from a contract sale and assignment
 – Less capacity/tolling revenue of ~$20MM as a result of lower capacity prices and expiration of Kendall toll
 – Less capacity revenue of ~$15MM as a result of sale of assets in 4Q09
 – Improved CIN-Avg Gen basis 3Q10 of $3.36/MWh compared to
 $4.08/MWh for 3Q09
• Overall volumes increased 11% period-over-period primarily due to:
 – 15% greater coal volumes and 9% greater CCGT volumes due to increased power prices and spark spreads
 – 85% and 40% capacity factors for the coal fleet and CCGTs respectively compared to 75% and 37% capacity factors for the coal fleet and CCGTs respectively in 3Q09
• YTD CapEx decreased due to reduced Consent Decree spending and removal of Plum Point project expenditures due to deconsolidation
• Operating Income 3Q10 reflects pre-tax MTM gains of $90 million.
 Operating Income 3Q09 reflects a pre-tax MTM loss of $44 million and a
 $147 million pre-tax asset impairment charge related to assets sold in
 4Q09
Discret.

$125
$100
$75
$50
$25
$0
$112
$56
$10
$17
3Q09
3Q10
YTD09
YTD10

West - Regional Results 3Q10
Average On-Peak Spark Spread ($/MWh)
	3Q09	3Q10
North Path 15	$12	$8
Operating Income ($MM)
	3Q09	3Q10
West Segment	$34	$61
• Adjusted EBITDA decreased 50% period-over-period:
 – Energy contributions from financial transactions reduced due to
 ~$20MM less premium revenue as a result of selling fewer
 options
 – Less tolling revenue due to assets sold in 4Q09 of ~$35MM
 – Less revenue from South Bay of ~$10MM due to timing for RMR payments in 2010 versus tolling payments in 2009
• Overall volumes decreased 72% period-over-period
 primarily due to sale of assets in 4Q09, compressed spark
 spreads and unplanned outage at Moss Landing
 – 3Q10 capacity factor for Moss Landing of 19% compared to 3Q09 capacity factor of 37%
• YTD CapEx increased due to maintenance at Moss Landing
• Operating Income 3Q10 includes a $22 million pre-tax
 MTM gain. Operating Income 3Q09 reflects a pre-tax $39
 million MTM loss and a $235 million asset impairment
 charge related to assets sold in 4Q09
$ Million
Adjusted EBITDA
CapEx

DYNEGY

$60
$45
$30
$15
$0
$55
$31
$20
$6
3Q09
3Q10
YTD09
YTD10

Northeast - Regional Results 3Q10
Average Actual On-Peak Power Prices
($/MWh)	3Q09	3Q10
NY - Zone G	$44	$70
Average On-Peak Spark Spread ($/MWh)
Fuel Oil	$(72)	$(59)
NY - Zone A	$4	$19
Mass Hub	$13	$34
Operating Income/(Loss)($MM)
	3Q09	3Q10
Northeast Segment	$1	$(90)
• Adjusted EBITDA decreased 44% period-over-period primarily due to :
 – Energy contributions from financial transactions declined due to lower value received on hedging activity and less premium revenue of ~$12MM as a result of selling fewer options
 – Energy contributions from physical transactions increased due to improved spark spreads and power prices due to warmer weather
 – Less energy and capacity revenues of ~$15MM due to the sale of the
 Bridgeport facility in 4Q09
• Production volume increased 14% period-over-period due to
 increased spark spreads at combined cycle facilities,
 additional ancillary service sales at Independence and
 improved gas supply to Roseton
 – Capacity factors were 63% for Danskammer, 76% Casco Bay and 59% for
 Independence versus 3Q09 capacity factors of 77% for Danskammer, 56% for
 Casco Bay and 23% for Independence
 – Increase in production volume partially offset by decreased runtime from
 Danskammer due to reduced dispatch
• YTD CapEx decreased due to fewer outages
• Operating Loss 3Q10 reflects a $134 million pre-tax
 impairment charge for Casco Bay and a pre-tax $20 million
 MTM gain versus a pre-tax $45 million MTM loss in 3Q09.
$ Million
Adjusted EBITDA
CapEx

Narrowing 2010 Guidance Estimates
2010 Guidance - GAAP Measures	($MM)
Net loss	$(200) - (180)
Net cash provided by operating activities	$245 - 275
Net cash used in investing activities	$(685)
Net cash used by financing activities	$(65)
(1) Based on an average of 2010 actual and forward natural gas price of $4.80/MMBtu as of 7/6/2010; (2) Based on an average 2010 actual and forward natural gas price of $4.39/MMBtu as of
10/04/2010
($MM)	8/6/2010 Guidance(1)	Change	10/4/2010 Guidance(2)
Adjusted EBITDA	$465 - 530	$35 - 0	$500 - 530
Interest payments	(380)	20	(360)
Working capital/Non-cash adjustments/Other	115	-	115
Adjusted Cash Flows from Operations	$200 - 265	$55-20	$255 - 285
Maintenance capital expenditures	(120)	-	(120)
Environmental capital expenditures	(200)	-	(200)
Capitalized Interest	(25)	-	(25)
Adjusted Free Cash Flow	$(145) - (80)	$55 - 20	$(90) - (60)
Table above is not intended as a GAAP reconciliation; reconciliation located in the Appendix.
• 2010 forward natural gas prices used for guidance estimates declined from $4.87/MMBtu to $3.82/MMBtu over a three month period
• Commodity prices fluctuate throughout year which creates changes to cash collateral postings. Therefore, we do not adjust our guidance estimate for working capital until prices settle at year-end.
 ⁻ Changes in collateral postings are reported in working capital. As a result of lower commodity prices and reduced margin requirements, Dynegy has received ~$175 million in cash previously posted as collateral with Dynegy’s futures clearing manager. Our guidance estimate for working capital has not been adjusted to reflect receipt of this amount. Cash received to date will be partially offset by reduced future cash flows due to lower values of the underlying generation.
 ⁻ In addition, Dynegy also received $175 million in second quarter 2010 as collateral postings were replaced with short-term investments and letters of credit. Our guidance estimate for working capital has been adjusted to reflect the receipt of this amount.
• Guidance estimates are forward-looking in nature, however, they do not include any potential impacts related to the Merger such as transaction costs or termination fees in the event the Merger is not completed; actual results may vary materially from these estimates

Appendix

DYNEGY

Casco Bay
Independence
Roseton &
Danskammer
Ontelaunee
Hennepin
Oglesby
Havana
Kendall
Vermilion
Wood River
Stallings
Baldwin
Plum Point
Oakland
Moss Landing
Morro Bay
Black Mountain
South Bay

12,221 MW

Dynegy’s Diversified Asset Portfolio
Dispatch Diversity
Peaking
34%
Intermediate
36%
Baseload
30%
Geographic Diversity
Midwest
43%
Northeast
27%
West
30%
Fuel Diversity
Combined Cycle
36%
Peaking
22%
Total Gas-Fired
58%
Coal
30%
Fuel Oil
12%

Note: An agreement to sell Dynegy’s interest in Plum Point is expected to close in November 2010

Significant Environmental Progress

On target to further reduce emissions in the Midwest
• Estimate of remaining cash spend is ~$272 million from
 9/30/10 through 2013
• Approximately 25% of remaining costs are firm
• Labor and material prices are assumed to escalate 4%
 annually
• All projects include installing baghouses and scrubbers
 with the exception of Hennepin and Vermilion, which
 have baghouses only
Labor
~60%
Rental Equipment
& Other ~4%
Estimated Go Forward
Cost Composition
Materials
~36%
2008
2010
2009
2011
2012
2007
Vermilion
Hennepin
Baldwin 3
Baldwin 1
Baldwin 2
Havana
Projects complete
Cash outflow
continues
through 2013

Mark-to-Market (Pre-tax)
($ Million)	3 Months Ending 9/30/09				3 Months Ending 9/30/10
Quarter	Midwest	West	Northeast	TOTAL	Midwest	West	Northeast	TOTAL
MTM for positions settled or to be settled in the current year	(92)	(9)	(31)	(132)	15	0	3	18
MTM gain/(losses) for future period positions	48	(30)	(14)	4	75	22	17	114
Total MTM adjustment	(44)	(39)	(45)	(128)	90	22	20	132
• To the extent MTM positions settled or to be settled in the current year were entered into prior to current year, MTM gains/(losses) were also recognized in prior year
• Option premiums are recognized in period received (paid) and are excluded from MTM impacts shown above
• A significant amount of MTM for future period positions has been settled in cash through a brokerage account
($ Million)	YTD Ending 9/30/09				YTD Ending 9/30/10
Year-to-Date	Midwest	West	Northeast	TOTAL	Midwest	West	Northeast	TOTAL
MTM for positions settled or to be settled in the current year	(53)	(17)	7	(63)	(20)	11	9	0
MTM gain/(losses) for future period positions	49	(33)	(15)	1	106	10	7	123
Total MTM adjustment	(4)	(50)	(8)	(62)	86	21	16	123
Note: Table includes MTM for both continuing and discontinued operations

DYNEGY

$100
$80
$60
$40
$20
J F M A M J J A S O N D

$100
$80
$60
$40
$20
J F M A M J J A S O N D

$100
$80
$60
$40
$20
J F M A M J J A S O N D

$12
$9
$6
$3
$0
J F M A M J J A S O N D

2010 Commodity Pricing
Cin Hub/Cinergy ($/MWh)
New York Zone G ($/MWh)
NP-15 ($/MWh)
Natural Gas ($/MMBtu)
2010 A/F (Jul): $42.03
2010 A/F (Oct): $41.19
2009A: $34.67
2010 A/F (Jul): $57.95
2010 A/F (Oct): $56.99
2009A: $49.83
2010 A/F (Jul): $43.70
2010 A/F (Oct): $39.90
2009A: $39.27
2010 A/F (Jul): $4.80
2010 A/F (Oct): $4.39
2009A: $3.92
(1) Pricing as of 7/6/2010, which was the basis for estimates as presented 8/6/10. Prices reflect actual day ahead on-peak monthly prices for 1/1/10 - 7/6/2010 and quoted forward on-peak monthly prices for
7/7/2010-12/31/10; (2) Pricing as of 10/4/10. Prices reflect actual day ahead on-peak settlement prices for 1/1/10 - 10/4/2010 and quoted forward on-peak monthly prices for 10/5/2010-12/31/10
2010 Actual/Forward as of
10/4/2010(2)
2010 Forward as of 7/6/2010(1)
2009 Actual

$50
$40
$30
$20
$10
$0
J
F
M
A
M
J
J
A
S
O
N
D

$50
$40
$30
$20
$10
$0
J
F
M
A
M
J
J
A
S
O
N
D

$30
$20
$10
$0
($10)
($20)
J
F
M
A
M
J
J
A
S
O
N
D

$30
$25
$20
$15
$10
$5
$0
J
F
M
A
M
J
J
A
S
O
N
D

2010 Spark Spreads
PJM West ($/MWh)
Mass Hub ($/MWh)
NI Hub ($/MWh)
NP-15 ($/MWh)
2010 A/F (Jul): $17.12
2010 A/F (Oct): $18.45
2009A: $12.19
2010 A/F (Jul): $15.83
2010 A/F (Oct):$18.23
2009A: $12.10
2010 A/F (Jul): $7.97
2010 A/F (Oct): $9.50
2009A: $7.08
2010 A/F (Jul): $7.70
2010 A/F (Oct): $6.22
2009A: $8.28
2010 Actual/Forward as of 10/4/2010(2)
2010 Forward as of 7/6/2010(1)
2009 Actual
(1) Pricing as of 7/6/2010, which was the basis for estimates as presented 8/6/10. Prices reflect actual day ahead on-peak monthly prices for 1/1/10 - 7/6/2010 and quoted forward on-peak monthly prices for
7/7/2010-12/31/10; (2) Pricing as of 10/4/10. Prices reflect actual day ahead on-peak settlement prices for 1/1/10 - 10/4/2010 and quoted forward on-peak monthly prices for 10/5/2010-12/31/10

DYNEGY

Term LC Facility
2,000
1,750
1,500
1,250
1,000
750
500
250
0
$32
$148
$164
$850
$148
$785
$1,047
$175
$1,100
$375
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020+

• Total balance sheet debt as of 9/30/10 is ~$4.8B
• $850 million due in 2013 is a synthetic letter of credit facility supported by $850 million of restricted cash
• Excludes $649 million related to Central Hudson lease
Debt Maturity Profile (as of 9/30/10, $MM)
$998

DYNEGY

200
175
150
125
100
75
50
25
0
Imputed Interest
Imputed Debt Equivalent
$38
$35
$56
$56
$48
$131
$37
$105
$28
$115
$16
$127
$5
$22
$42
$35
2010
2011
2012
2013
2014
2015
2016
2017-2035

Central Hudson Lease - Northeast Segment
Central Hudson Cash Payments (remaining as of 9/30/10, $MM)
Imputed Debt Equivalent at PV (10%) of
future lease payments = $649MM(1)
$73
$112
$179
$142
$143
$143
$77
• Chart represents total cash lease payments, which are included in Operating Cash Flows
• Lease expense is approximately $50 million per year and included in Operating Expense
Central Hudson treated as Lease (2)
 (as currently shown in GAAP financials):
• Income Statement - $50 million lease expense included in
 Adjusted EBITDA; no interest expense or depreciation &
 amortization expense
• Cash Flow Statement - $95 million cash payment included in
 Operating Cash Flows
• Balance Sheet - lease obligation not included in debt balance
Central Hudson treated as Debt (2)
 (would require the following adjustments to GAAP financials):
•Income Statement - Add back $50 million lease expense to Adjusted EBITDA; add $60 million imputed interest expense to Interest Expense; add $23 million estimated depreciation & amortization expense; adjust tax expense for net difference
 – Depreciation & Amortization calculated using purchase price of $920 million divided by 40 years
•Cash Flow Statement - Add back $35 million of imputed principal to Operating Cash Flows
 – $95 million cash payment split between $60 million imputed interest payment (Operating Cash
 Flows) and $35 million imputed principal payment (Financing Cash Flows)
•Balance Sheet - Include $649 million total PV (10%) of future lease payments
(1) PV of payments calculated as of 9/30/2010 ; (2) Calculated on an annual basis
Accrual Lease Expense (2)
$27

Capital Structure
Debt & Other Obligations as of 9/30/2010
Dynegy Power Corp.
 Central Hudson(2)   $649
Dynegy Holdings Inc.
$1,080 Million Revolver(1)  $0
Term L/C Facility $850
Tranche B Term $68
Sr. Unsec. Notes/Debentures  $3,450
Sub.Cap.Inc.Sec (“SKIS”) $200
Dynegy Inc.
 Senior Debentures $257
Sithe Energies
TOTALS ($ Million)	9/30/2010
Secured	$918
Secured Non-Recourse	$257
Unsecured	$3,650
Lease Obligation	$649
($ Million)	9/30/2010
Total Obligations	$5,474
Less: Cash & short-term investments	673
Less: Restricted cash(3)	850
Net Debt & Other Obligations	$3,951
Less: Central Hudson Lease Obligation	649
Net Debt	$3,302
(1) Represents drawn amounts under the revolver; actual amount of revolver was $1.08 Billion as of 9/30/2010;
(2) Represents PV (10%) of future lease payments. Central Hudson lease payments are unsecured obligations of
Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease. DHI has guaranteed the lease payments on a senior unsecured basis; (3) Restricted cash includes $850MM related to the
Synthetic Letter of Credit facility

Collateral Excluding Clearing Settlements
($MM)	6/30/2010	9/30/2010	11/1/2010
Generation	$ 459	$ 469	$ 482
Other	88	88	88
Total	$ 547	$ 557	$ 570

Cash and short-term investments	$ 112	$ 104	$ 86
LCs	435	453	484
Total	$ 547	$ 557	$ 570
• Other collateral primarily includes Sithe Debt Service Reserve of $83 million
• In addition to cash and LC’s posted as collateral, we have granted additional permitted first priority liens on the assets currently subject to first priority liens under our Credit Facility. The fair value collateralized by first priority liens, netted by counterparty, includes liabilities of $60 million, $33 million and $17 million at 6/30/10, 9/30/10 and 11/1/10, respectively

DYNEGY

Liquidity Profile ($MM)

2,750
2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
$150
$1,971
$150
$2,072
$150
$2,012
$1,470
$1,399
$1,368
$501
$673
$644
6/30/2010
9/30/2010
11/1/2010
Cash & Short-Term Investments
Availability
$150MM Contingent Facility

From 6/30/10 to 9/30/10:
• Increase in cash and short-term
 investments was primarily attributable
 to cash received from operating
 activities
• Due to covenant limitations, decrease
 in revolver availability of $53 million at
 09/30/10
 – Further reduction in capacity may
 occur at 12/31/10
• Additional decrease in availability is
 mostly attributable to increased
 collateral postings around fuel
 requirements
• Currently there is no availability under
 the $150MM contingent letter of
 credit facility
 – Under terms of this facility, up to
 $150 million of capacity can become
 available based on increases in spark
 spreads and power prices for 2012
 positions
Liquidity

Contracted Generation Volumes - 2011 & 2012
2011 Contracted Generation Volumes as of:
	Dec 08	Feb 09	May 09	Aug 09	Nov 09	Jan 10	Feb 10	May 10	Jul 10	Oct 10
Midwest	5%	5%	5%	15%	50%	75%	75%	90%	100%	95%
West	20%	20%	20%	40%	50%	>95%	>95%	>95%	100%	100%
Northeast	10%	5%	5%	15%	60%	>95%	>95%	>95%	100%	85%
Consolidated	10%	10%	10%	20%	50%	85%	85%	95%	100%	95%
2012 Contracted Generation Volumes as of:
	Nov 09	Jan 10	Feb 10	May 10	Jul 10	Oct 10
Midwest	0%	0%	0%	5%	15%	20%
West	15%	50%	50%	50%	50%	40%
Northeast	10%	10%	15%	25%	40%	35%
Consolidated	5%	15%	15%	15%	25%	25%

Debt Definitions
Debt Measures: We believe that our debt measures are useful because we consider these measures as a way to re-evaluate our progress toward our strategic corporate objective of reducing our overall indebtedness. In addition, many analysts and investors use these measures for valuation analysis purposes. The most directly comparable GAAP financial measure to the below measures is GAAP debt.
 – “Net Debt” - We define “Net Debt” as total GAAP debt less cash and cash equivalents and restricted cash.
 Restricted cash in this case consists only of collateral posted for the credit facility at the end of each period, and the Sithe debt reserve, at the end of each period where applicable.
 – “Net Debt and Other Obligations” - We define “Net Debt and Other Obligations” as total GAAP debt plus certain operating lease commitments less cash and cash equivalents and restricted cash. Restricted cash in this case consists only of collateral posted for the credit facility at the end of each period.

Dynegy Generation Facilities
Region/Facility(1)	Location	Net Capacity(2)	Primary Fuel	Dispatch Type	NERC Region
MIDWEST
Baldwin	Baldwin, IL	1,800	Coal	Baseload	MISO
Havana	Havana, IL
Unit 6		441	Coal	Baseload	MISO
Hennepin	Hennepin, IL	293	Coal	Baseload	MISO
Oglesby	Oglesby, IL	63	Gas	Peaking	MISO
Stallings	Stallings, IL	89	Gas	Peaking	MISO
Vermilion	Oakwood, IL
Units 1-2		164	Coal/Gas	Baseload	MISO
Unit 3		12	Oil	Peaking	MISO
Wood River	Alton, IL
Units 4-5		446	Coal	Baseload	MISO
Kendall	Minooka, IL	1,200	Gas - CCGT	Intermediate	PJM
Ontelaunee	Ontelaunee Township, PA	580	Gas - CCGT	Intermediate	PJM
Plum Point (3)	Osceola, AR	140	Coal	Baseload	SERC
Midwest TOTAL		5,228
NORTHEAST
Independence	Scriba, NY	1,064	Gas - CCGT	Intermediate	NYISO
Roseton (4)	Newburgh, NY	1,200	Gas/Oil	Peaking	NYISO
Casco Bay	Veazie, ME	540	Gas - CCGT	Intermediate	ISO-NE
Danskammer	Newburgh, NY
Units 1-2		123	Gas/Oil	Peaking	NYISO
Units 3-4 (4)		370	Coal/Gas	Baseload	NYISO
Northeast TOTAL		3,297
WEST
Moss Landing	Monterey County, CA
Units 1-2		1,020	Gas - CCGT	Intermediate	CAISO
Units 6-7		1,509	Gas	Peaking	CAISO
Morro Bay (5)	Morro Bay, CA	650	Gas	Peaking	CAISO
South Bay (6)	Chula Vista, CA	309	Gas	Peaking	CAISO
Oakland	Oakland, CA	165	Oil	Peaking	CAISO
Black Mountain (7)	Las Vegas, NV	43	Gas	Baseload	WECC
West TOTAL		3,696
TOTAL GENERATION		12,221
NOTES:
1)Dynegy owns 100% of each unit
listed except as otherwise indicated.
For each unit in which Dynegy owns
less than a 100% interest, the Total
Net Capacity set forth in this table
includes only Dynegy’s proportionate
share of such unit’s gross generating
capacity.
2)Unit capabilities are based on winter
capacity.
3)Represents net ownership of 21%.
An agreement to sell Dynegy’s interest
in Plum Point is expected to close in
November 2010.
4)Dynegy entered into a $920 MM sale
-leaseback transaction for the Roseton
facility and units 3 and 4 of the
Danskammer facility in 2001. Cash
lease payments extend until 2029 and
include $95 MM in 2010 and $112 MM
in 2011. GAAP lease payments are
$50.5 MM through 2030 and decrease
until last GAAP lease payment in 2035.
5)Represents operating capacity of
Units 3 & 4. Units 1 & 2, with a
combined net generating capacity of
352 MW, are currently in layup status
and out of operation.
6)Represents operating capacity of
Units 1 & 2 and CT. Units 3 & 4, with a
combined net generating capacity of
397 MW, did not receive RMR status
from CAISO for 2010 and are currently
out of operation and in the process of
being decommissioned.
7)Dynegy owns a 50% interest in this
facility and the remaining 50% interest
is held by Chevron.

Reg G Reconciliation - 2010 Guidance

DYNEGY INC.
2010 EARNINGS ESTIMATES (1)
(IN MILLIONS)

	Power Generation											
	GEN - MW		GEN - WE		GEN - NE		Total GEN		OTHER		Total	
Adjusted Gross Margin (2)	$ 615	$ 630	$ 245	$ 250	$ 240	$ 250	$ 1,100	$ 1,130	$ -	$ -	$ 1,100	$ 1,130
Operating Expenses	(205)	(205)	(100)	(100)	(160)	(160)	(465)	(465)	-	-	(465)	(465)
General and Administrative Expense	-	-	-	-	-	-	-	-	(135)	(135)	(135)	(135)
Other Items, Net	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA (2)	$ 410	$ 425	$ 145	$ 150	$ 80	$ 90	$ 635	$ 665	$ (135)	$ (135)	$ 500	$ 530

2010 CASH FLOW ESTIMATES (1) (3)
(IN MILLIONS)

	GEN		OTHER		Total	
Adjusted EBITDA (2)	$ 635	$ 665	$ (135)	$ (135)	$ 500	$ 530
Cash Interest Payments	-	-	(360)	(360)	(360)	(360)
Cash Tax Payments	-	-	(5)	(5)	(5)	(5)
Collateral	-	-	175	175	175	175
Working Capital / Other Changes	(60)	(60)	5	5	(55)	(55)
Adjusted Cash Flow from Operations (4)	575	605	(320)	(320)	255	285
Maintenance Capital Expenditures	(110)	(110)	(10)	(10)	(120)	(120)
Environmental Capital Expenditures	(200)	(200)	-	-	(200)	(200)
Capitalized Interest	(25)	(25)	-	-	(25)	(25)
Adjusted Free Cash Flow (4)	$ 240	$ 270	$ (330)	$ (330)	$ (90)	$ (60)
Net Cash Used in Investing Activities					$ (685)	$ (685)
Net Cash Used in Financing Activities					$ (65)	$ (65)

(1) 2010 estimates are based on quoted forward commodity price curves using a $4.39/MMBtu gas price as of October 4, 2010. Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Reduced 2010 and forward adjusted EBITDA or free cash flow could result from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets. Divestitures could also result in impairment charges.

(2) EBITDA, Adjusted EBITDA and Adjusted Gross Margin are non-GAAP financial measures. Please refer to Item 2.02 of our Form 8-K filed on November 8, 2010 for definitions, utility and uses of such non-GAAP financial measures. Reconciliations of consolidated EBITDA and Adjusted EBITDA to Net loss attributable to Dynegy Inc. and Adjusted Gross Margin to Operating income (loss) are presented below. Management does not allocate interest expenses and income taxes on a segment level and therefore uses Operating income (loss) as the most directly comparable GAAP measure. Accordingly, a reconciliation of EBITDA and Adjusted EBITDA to Operating Income (loss) on a segment level is also presented below.

	Power Generation											
	GEN - MW		GEN - WE		GEN - NE		Total GEN		OTHER		Total	
Operating Income (Loss)	$ 195	$ 210	$ 95	$ 100	$ (75)	$ (65)	$ 215	$ 245	$ (155)	$ (155)	$ 60	$ 90
Losses From Unconsolidated Investments	(35)	(35)	-	-	-	-	(35)	(35)	-	-	(35)	(35)
Other Items, Net	-	-	-	-	-	-	-	-	-	-	-	-
Add: Depreciation and Amortization Expense	285	285	65	65	30	30	380	380	10	10	390	390
EBITDA	$ 445	$ 460	$ 160	$ 165	$ (45)	$ (35)	$ 560	$ 590	$ (145)	$ (145)	$ 415	$ 445
Plus / (Less):												
Asset impairment	40	40	-	-	135	135	175	175	-	-	175	175
Plum Point Mark-to-Market Gains	(5)	(5)	-	-	-	-	(5)	(5)	-	-	(5)	(5)
Transaction fees	-	-	-	-	-	-	-	-	10	10	10	10
Mark-to-Market Gains, net	(70)	(70)	(15)	(15)	(10)	(10)	(95)	(95)	-	-	(95)	(95)
Adjusted EBITDA	$ 410	$ 425	$ 145	$ 150	$ 80	$ 90	$ 635	$ 665	$ (135)	$ (135)	$ 500	$ 530

	Power Generation											
	GEN - MW		GEN - WE		GEN - NE		Total GEN		OTHER		Total	
Adjusted Gross Margin	$ 615	$ 630	$ 245	$ 250	$ 240	$ 250	$ 1,100	$ 1,130	$ -	$ -	$ 1,100	$ 1,130
Asset impairment	-	-	-	-	(135)	(135)	(135)	(135)	-	-	(135)	(135)
Mark-to-Market Gains, net	70	70	15	15	10	10	95	95	-	-	95	95
Operating Expenses	(205)	(205)	(100)	(100)	(160)	(160)	(465)	(465)	-	-	(465)	(465)
Depreciation and Amortization Expense	(285)	(285)	(65)	(65)	(30)	(30)	(380)	(380)	(10)	(10)	(390)	(390)
General and Administrative Expenses	-	-	-	-	-	-	-	-	(145)	(145)	(145)	(145)
Operating Income (Loss)	$ 195	$ 210	$ 95	$ 100	$ (75)	$ (65)	$ 215	$ 245	$ (155)	$ (155)	$ 60	$ 90

	Total	
Net Loss attributable to Dynegy Inc.	$ (200)	$ (180)
Add Back:		
Income Tax Benefit	(150)	(140)
Interest Expense	375	375
Depreciation and Amortization Expense	390	390
EBITDA	$ 415	$ 445
Plus / (Less):		
Asset Impairment	175	175
Plum Point Mark-to-Market Gains	(5)	(5)
Transaction fees	10	10
Mark-to-Market Gains, net	(95)	(95)
Adjusted EBITDA	$ 500	$ 530

(3) This presentation is not intended to be a reconciliation of non-GAAP measures pursuant to Regulation G.

(4) Adjusted Cash Flow from Operations and Adjusted Free Cash Flow are non-GAAP financial measures. Please refer to Item 2.02 of our Form 8-K filed on November 8, 2010, for definitions, utility and uses of such non-GAAP financial measures. A reconciliation of Adjusted Cash Flow from Operations and Adjusted Free Cash Flow to Cash Flow from Operations is presented below.

	GEN		OTHER		Total	
Cash Flow From Operations	$ 575	$ 605	$ (330)	$ (330)	$ 245	$ 275
Payment for Transaction fees	-	-	10	10	10	10
Adjusted Cash Flow From Operations	575	605	(320)	(320)	255	285
Maintenance Capital Expenditures	(110)	(110)	(10)	(10)	(120)	(120)
Environmental Capital Expenditures	(200)	(200)	-	-	(200)	(200)
Capitalized Interest	(25)	(25)	-	-	(25)	(25)
Adjusted Free Cash Flow	$ 240	$ 270	$ (330)	$ (330)	$ (90)	$ (60)

DYNEGY INC.
REPORTED SEGMENTED RESULTS OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2010
(UNAUDITED) (IN MILLIONS)

	Power Generation				
	GEN - MW	GEN - WE	GEN - NE	OTHER	Total
Net loss attributable to Dynegy Inc.					$ (24)
Plus / (Less):					
Income tax benefit					(17)
Interest expense					92
Depreciation and amortization expense					96
EBITDA (1)	$ 206	$ 78	$ (83)	$ (54)	$ 147
Plus / (Less):					
Asset impairment (2)	-	-	134	-	134
Transaction fees (3)	-	-	-	10	10
Mark-to-market gains, net	(90)	(22)	(20)	-	(132)
Adjusted EBITDA (1)	$ 116	$ 56	$ 31	$ (44)	$ 159

(1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Please refer to Item 2.02 of our Form 8-K filed on November 8, 2010, for definitions, utility and uses of such non-GAAP financial measures. A reconciliation of EBITDA to Operating income (loss) is presented below. Management does not allocate interest expenses and income taxes on a segment level and therefore uses Operating income (loss) as the most directly comparable GAAP measure.

	Power Generation				
	GEN - MW	GEN - WE	GEN - NE	OTHER	Total
Operating income (loss)	$ 135	$ 61	$ (90)	$ (56)	$ 50
Other items, net	-	-	-	1	1
Depreciation and amortization expense	71	17	7	1	96
EBITDA	$ 206	$ 78	$ (83)	$ (54)	$ 147

(2) During the third quarter 2010, we recognized a pre-tax impairment charge of approximately $134 million ($81 million after-tax) to reduce the carrying value of our Casco Bay facility to its fair value in connection with the NRG purchase and sales agreement. This charge is included in Impairments and other charges on our Reported Unaudited Condensed Consolidated Statements of Operations and will be further described in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

(3) During the third quarter 2010, we incurred $10 million ($6 million after-tax) of expenses in connection with our proposed merger with an affiliate of Blackstone. These expenses are included in General and administrative expenses on our Reported Unaudited Condensed Consolidated Statements of Operations.

Reg G Reconciliation -3rd Quarter 2010 Adjusted EBITDA

Reg G Reconciliation - 3rd Quarter 2009 Adjusted EBITDA

DYNEGY INC.
REPORTED SEGMENTED RESULTS OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2009
(UNAUDITED) (IN MILLIONS)

	Power Generation				
	GEN - MW	GEN - WE	GEN - NE	OTHER	Total
Net loss attributable to Dynegy Inc.					$ (212)
Plus / (Less):					
Income tax benefit					(118)
Interest expense (1)					115
Depreciation and amortization expense					87
EBITDA (2)	$ 73	$ (167)	$ 9	$ (43)	$ (128)
Plus / (Less):					
Asset impairments (3)	147	235	1	-	383
Sandy Creek mark-to-market losses (4)	-	5	-	-	5
Noncontrolling interests in change in fair value of interest rate swaps (5)	(11)	-	-	-	(11)
Mark-to-market losses, net	44	39	45	-	128
Adjusted EBITDA (2)	$ 253	$ 112	$ 55	$ (43)	$ 377

(1) Includes approximately $15 million of charges related to the change in fair value of the Plum Point IR swaps. These charges are included in Interest expense on our Reported Unaudited Condensed Consolidated Statements of Operations.

(2) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Please refer to Item 2.02 of our Form 8-K filed on November 8, 2010, for definitions, utility and uses of such non-GAAP financial measures. A reconciliation of EBITDA to Operating income (loss) is presented below. Management does not allocate interest expenses and income taxes on a segment level and therefore uses Operating income (loss) as the most directly comparable GAAP measure.

	Power Generation				
	GEN - MW	GEN - WE	GEN - NE	OTHER	Total
Operating income (loss)	$ 5	$ 34	$ 1	$ (47)	$ (7)
Losses from unconsolidated investments	-	(8)	-	-	(8)
Other items, net	-	1	-	1	2
Net loss attributable to the noncontrolling interests	11	-	-	-	11
Depreciation and amortization expense	57	15	8	3	83
EBITDA from continuing operations	73	42	9	(43)	81
EBITDA from discontinued operations (6)	-	(209)	-	-	(209)
EBITDA	$ 73	$ (167)	$ 9	$ (43)	$ (128)

(3) On August 9, 2009, we entered into a purchase and sale agreement with LS Power. At that time, the assets included in the agreement met the criteria of held for sale. As a result, we recognized pre-tax charges of approximately $382 million ($234 million after-tax) related to asset impairments. Below is the breakdown of the asset impairment charges by region:

	Pre-tax	After-tax
GEN-MW		
Renaissance	$ 65	$ 40
Riverside/Foothills	18	11
Rocky Road	22	14
Tilton	42	26
Total (a)	$ 147	$ 91
GEN-WE		
Arlington Valley	$ 112	$ 68
Griffith	123	75
Total (b)	$ 235	$ 143

(a) These charges are included in Impairments and other charges on our Reported Unaudited Condensed Consolidated Statements of Operations and are described in our Annual Report on Form 10-K for the year ended December 31, 2009.

(b) These charges are included in Income (loss) from discontinued operations, net on our Reported Unaudited Condensed Consolidated Statements of Operations and are described in our Annual Report on Form 10-K for the year ended December 31, 2009.

In addition, GEN-NE also included a $1 million ($1 million after-tax) impairment charge related to our Roseton and Danskammer power generation facilities as a result of continued expected cash flow losses related to these assets. This charge is included in Impairments and other charges on our Reported Unaudited Condensed Consolidated Statements of Operations and is described in our Annual Report on Form 10-K for the year ended December 31, 2009.

(4) We recognized pre-tax losses of approximately $5 million ($3 million after-tax) related to the change in fair value of the Sandy Creek Project interest rate swaps. This loss is included in Earnings (losses) from unconsolidated investments on our Reported Unaudited Condensed Consolidated Statements of Operations.

(5) We recorded approximately $11 million of noncontrolling interest losses primarily due to the change in fair value of the Plum Point IR swaps. These losses are included in Net loss attributable to the noncontrolling interests on our Reported Unaudited Condensed Consolidated Statements of Operations.

(6) A reconciliation of EBITDA from discontinued operations to Loss from discontinued operations, net of tax, is presented below:

EBITDA from discontinued operations	$ (209)
Depreciation and amortization expense from discontinued operations	(4)
Income tax benefit from discontinued operations	84
Loss from discontinued operations, net of tax	$ (129)

Reg G Reconciliation- YTD 2010 Adjusted EBITDA

DYNEGY INC.
REPORTED SEGMENTED RESULTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2010
(UNAUDITED) (IN MILLIONS)

	Power Generation				
	GEN - MW	GEN - WE	GEN - NE	OTHER	Total
Net loss attributable to Dynegy Inc.					$ (70)
Plus / (Less):					
Income tax benefit (1)					(80)
Interest expense					272
Depreciation and amortization expense					261
EBITDA (2)	$ 380	$ 148	$ (32)	$ (113)	$ 383
Plus / (Less):					
Asset impairments (3)	37	-	135	-	172
Plum Point mark-to-market gains (4)	(6)	-	-	-	(6)
Transaction fees (5)	-	-	-	10	10
Mark-to-market gains, net	(86)	(21)	(16)	-	(123)
Adjusted EBITDA (2)	$ 325	$ 127	$ 87	$ (103)	$ 436

(1) Includes a benefit of $18 million related to the release of a reserve for uncertain tax positions upon completion of an audit.

(2) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Please refer to Item 2.02 of our Form 8-K filed on November 8, 2010, for definitions, utility and uses of such non-GAAP financial measures. A reconciliation of EBITDA to Operating income (loss) is presented below. Management does not allocate interest expenses and income taxes on a segment level and therefore uses Operating income (loss) as the most directly comparable GAAP measure.

	Power Generation				
	GEN - MW	GEN - WE	GEN - NE	OTHER	Total
Operating income (loss)	$ 230	$ 97	$ (56)	$ (119)	$ 152
Losses from unconsolidated investments	(34)	-	-	-	(34)
Other items, net	-	-	1	2	3
Depreciation and amortization expense	184	50	23	4	261
EBITDA from continuing operations	380	147	(32)	(113)	382
EBITDA from discontinued operations (6)	-	1	-	-	1
EBITDA	$ 380	$ 148	$ (32)	$ (113)	$ 383

(3) We recognized pre-tax charges of approximately $172 million ($105 million after-tax) related to asset impairments. These charges consist of pre-tax impairment charges of approximately $134 million ($81 million after-tax) to reduce the carrying value of our Casco Bay facility to its fair value in connection with the NRG purchase and sales agreement and $1 million ($1 million after-tax) related to the asset impairment of our Roseton and Danskammer power generation facilities. These charges are included in Impairment and other charges in our Reported Unaudited Condensed Consolidated Statements of Operations and will be further described in our Quarterly report on Form 10-Q for the quarterly period ended September 30, 2010. We also recognized a pre-tax charge of approximately $37 million ($23 million after-tax) related to the impairment of Dynegy's investment in PPEA Holding Company, LLC due to the uncertainty and risk surrounding PPEA's financial structure. This charge is included in Earnings (losses) from unconsolidated investments on our Reported Unaudited Condensed Consolidated Statements of Operations and will be further described in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

(4) We recognized pre-tax income of approximately $6 million ($3 million after-tax) related to the change in fair value of the Plum Point Project interest rate swaps. This income is included in Earnings (losses) from unconsolidated investments on our Reported Unaudited Condensed Consolidated Statements of Operations.

(5) During the third quarter 2010, we incurred $10 million ($6 million after-tax) of expenses in connection with our proposed merger with an affiliate of Blackstone. These expenses are included in General and administrative expenses on our Reported Unaudited Condensed Consolidated Statements of Operations.

(6) A reconciliation of EBITDA from discontinued operations to Income from discontinued operations, net of tax, is presented below.

EBITDA from discontinued operations	$ 1
Depreciation and amortization expense from discontinued operations	-
Income tax expense from discontinued operations	-
Income from discontinued operations, net of tax	$ 1

Reg G Reconciliation - YTD 2009 Adjusted EBITDA

DYNEGY INC.
REPORTED SEGMENTED RESULTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2009
(UNAUDITED) (IN MILLIONS)

	Power Generation				
	GEN - MW	GEN - WE	GEN - NE	OTHER	Total
Net loss attributable to Dynegy Inc.					$ (892)
Plus / (Less):					
Income tax benefit (1)					(238)
Interest expense (2)					311
Depreciation and amortization expense					273
EBITDA (3)	$ 302	$ (344)	$ (385)	$ (119)	$ (546)
Plus / (Less):					
Asset impairments (4)	170	235	388	-	793
Goodwill impairment (5)	76	260	97	-	433
Gain on sale of Heard County (6)	-	(10)	-	-	(10)
Sandy Creek mark-to-market gains (7)	-	(20)	-	-	(20)
Noncontrolling interests in change in fair value of interest rate swaps (8)	(14)	-	-	-	(14)
Mark-to-market losses, net	4	50	8	-	62
Adjusted EBITDA (3)	$ 538	$ 171	$ 108	$ (119)	$ 698

(1) Includes additional expenses primarily due to $151 million nondeductible goodwill, $21 million due to a change in state income tax law and $10 million due to revised assumptions around the ability to utilize certain state deferred tax assets.

(2) Includes approximately $17 million of charges related to the change in fair value of the Plum Point IR swaps. These charges are included in the Interest expense on our Reported Unaudited Condensed Consolidated Statements of Operations.

(3) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Please refer to Item 2.02 of our Form 10-Q filed on November 6, 2010, for definitions, utility and uses of such non-GAAP financial measures. A reconciliation of EBITDA to Operating income (loss) is presented below. Management does not allocate interest expenses and income taxes on a segment level and therefore uses Operating income (loss) as the most directly comparable GAAP measure.

	Power Generation				
	GEN - MW	GEN - WE	GEN - NE	OTHER	Total
Operating income (loss)	$ 143	$ (209)	$ (424)	$ (134)	$ (624)
Earnings from unconsolidated investments	-	12	-	1	13
Other items, net	2	3	-	5	10
Net loss attributable to the noncontrolling interests	14	-	-	-	14
Depreciation and amortization expense	165	45	39	9	258
EBITDA from continuing operations	324	(149)	(385)	(119)	(329)
EBITDA from discontinued operations (9)	(22)	(195)	-	-	(217)
EBITDA	$ 302	$ (344)	$ (385)	$ (119)	$ (546)

(4) During the second quarter 2009, we recognized pre-tax charges of approximately $202 million ($123 million after-tax) related to asset impairments. These impairments were recorded due to management's conclusion that it was more likely than not that these assets would be sold prior to the end of their previously estimated useful lives. On August 9, 2009, we entered into a purchase and sale agreement with LS Power. At that time, the assets included in the agreement met the criteria of held for sale. As a result, we recognized pre-tax charges of approximately $382 million ($234 million after-tax) related to asset impairments. Below is the breakdown of these asset impairment charges by region.

	Pre-tax	After-tax
GEN-MW		
Renaissance (a)	$ 65	$ 40
Riverside/Foothills (a)	18	11
Rocky Road (a)	22	14
Tilton (a)	42	26
Bluegrass (b)	23	14
Total	$ 170	$ 105
GEN-WE		
Arlington Valley (b)	$ 112	$ 68
Griffith (b)	123	75
Total	$ 235	$ 143
GEN-NE		
Bridgeport (a)	$ 179	$ 109
Total	$ 179	$ 109

(a) These charges are included in Impairments and other charges on our Reported Unaudited Condensed Consolidated Statements of Operations and are described in our Annual Report on Form 10-K for the year ended December 31, 2009.

(b) These charges are included in Income (loss) from discontinued operations, net on our Reported Unaudited Condensed Consolidated Statements of Operations and are described in our Annual Report on Form 10-K for the year ended December 31, 2009.

In addition, GEN-NE also included a $209 million ($129 million after-tax) impairment charge related to our Roseton and Danskammer power generation facilities as a result of continued weakening in forward capacity and forward power prices in certain of the markets in which we operate. This charge is included in Impairments and other charges on our Reported Unaudited Condensed Consolidated Statements of Operations and is described in our Annual Report on Form 10-K for the year ended December 31, 2009.

(5) We recognized pre-tax charges of approximately $433 million ($433 million after-tax) related to the impairment of our goodwill. These charges are included in Goodwill impairments on our Reported Unaudited Condensed Consolidated Statement of Operations and are described in our Annual Report on Form 10-K for the year ended December 31, 2009.

(6) We recognized a pre-tax gain of approximately $10 million ($6 million after-tax) on the sale of our Heard County power generation facility. This gain is included in Income (loss) from discontinued operations, net of tax on our Reported Unaudited Condensed Consolidated Statements of Operations.

(7) We recognized pre-tax income of approximately $20 million ($12 million after-tax) related to the change in fair value of the Sandy Creek Project interest rate swaps. This income is included in Earnings (losses) from unconsolidated investments on our Reported Unaudited Condensed Consolidated Statements of Operations.

(8) We recorded approximately $14 million of noncontrolling interest losses primarily due to the change in fair value of the Plum Point IR swaps. These losses are included in Net loss attributable to the noncontrolling interests on our Reported Unaudited Condensed Consolidated Statements of Operations.

(9) A reconciliation of EBITDA from discontinued operations to Loss from discontinued operations, net of tax, is presented below.

EBITDA from discontinued operations	$ (217)
Depreciation and amortization expense from discontinued operations	(15)
Impairments	-
Income tax benefit from discontinued operations	91
Loss from discontinued operations, net of tax	$ (141)

Reg G Reconciliation- Cash Flow 3Q20010 & 3Q2009

DYNEGY INC.
SUMMARY CASH FLOW INFORMATION (1)
(UNAUDITED) (IN MILLIONS)

	Nine Months Ended September 30, 2010			Nine Months Ended September 30, 2009		
	GEN	OTHER	Total	GEN	OTHER	Total
Adjusted EBITDA (2)	$ 539	$ (103)	$ 436	$ 817	$ (119)	$ 698
Interest payments (3)	-	(195)	(195)	-	(231)	(231)
Cash taxes	-	(7)	(7)	-	(3)	(3)
Working capital / non-cash adjustments / other changes	453	(4)	449	(127)	(1)	(128)
Adjusted Cash Flow from Operations (4)	992	(309)	683	690	(354)	336
Maintenance capital expenditures	(100)	(6)	(106)	(103)	(5)	(108)
Environmental capital expenditures	(164)	-	(164)	(241)	-	(241)
Adjusted Free Cash Flow (4)	$ 728	$ (315)	$ 413	$ 346	$ (359)	$ (13)
Net cash used in Investing Activities			$ (614)			$ (341)
Net cash provided by (used in) Financing Activities			$ (36)			$ 47

(1) This presentation is intended to demonstrate the relationship between the performance measure of Adjusted EBITDA and the liquidity measure of Adjusted Free Cash Flow. We believe it is useful to our analysts and investors to understand this relationship because it demonstrates how the cash generated by our operations is used to satisfy various liquidity requirements. This presentation is not intended to be a reconciliation of non-GAAP measures pursuant to Regulation G. Such reconciliations of these non-GAAP financial measures to GAAP measures can be found below.

(2) Adjusted EBITDA is a non-GAAP financial measure. Please refer to Item 2.02 of our Form 8-K filed on November 8, 2010 for definitions, utility and uses of such non-GAAP financial measures. Please see Reported Segmented Results of Operations for the nine months ended September 30, 2010 and 2009 for a reconciliation of Adjusted EBITDA to Net loss attributable to Dynegy Inc.

(3) Includes $6 million of interest payments related to Plum Point for the nine months ended September 30, 2009.

(4) Adjusted Cash Flow from Operations and Adjusted Free Cash Flow are non-GAAP financial measures. Please refer to Item 2.02 of our Form 8-K filed on November 8, 2010 for definitions, utility and uses of such non-GAAP financial measures. A reconciliation of Adjusted Cash Flow from Operations and Adjusted Free Cash Flow to Cash Flow from Operations is presented below.

	Nine Months Ended September 30, 2010			Nine Months Ended September 30, 2009		
	GEN	OTHER	Total	GEN	OTHER	Total
Cash Flow from Operations	$ 992	$ (322)	$ 670	$ 683	$ (379)	$ 304
Legal and regulatory payments	-	3	3	7	6	13
Payment for JV Dissolution	-	-	-	-	19	19
Transaction fees	-	10	10	-	-	-
Adjusted Cash Flow from Operations	992	(309)	683	690	(354)	336
Maintenance capital expenditures	(100)	(6)	(106)	(103)	(5)	(108)
Environmental capital expenditures	(164)	-	(164)	(241)	-	(241)
Adjusted Free Cash Flow	$ 728	$ (315)	$ 413	$ 346	$ (359)	$ (13)